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                                                                    EXHIBIT 10.4

                                    TERM NOTE


Lender: LFSRI II Assisted Living LLC                         New York, New York
Principal Amount:  $10,000,000.00                            April 24, 2000


         FOR VALUE RECEIVED, the undersigned ARV Assisted Living Inc., a
Delaware corporation (the "Borrower"), hereby promises to pay to the order of the Lender set forth above or its assigns or transferees (the "Holder") the Principal Amount set forth above, or, if less, the aggregate unpaid principal amount of the Term Loans (as defined in the Loan Agreement referred to below) owing to the Holder, payable at such times, and in such amounts, as are specified in the Loan Agreement.

         The Borrower promises to pay interest on the unpaid principal amount of the Term Loans from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Loan
Agreement.

         Both principal and interest are payable in Dollars to the Holder, at LFSRI II Assisted Living, L.L.C., c/o Lazard Freres Real Estate Investors,
L.L.C., 30 Rockefeller Plaza, New York, NY 10020, Attention: Chief Financial
Officer and General Counsel, or any other address indicated in writing by the Holder to the Borrower, in immediately available funds.

         This Note is entitled to the benefits of the Term Loan Agreement, dated as of April 24, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Borrower and the Lender. Capitalized terms used herein and not defined herein are used herein as defined in the Loan Agreement.

         The Loan Agreement, among other things, (i) provides for the making of Term Loans by the Lender to the Borrower in an aggregate principal amount not to exceed $10,000,000, the indebtedness of the Borrower resulting from such Term
Loans being evidenced by this Note and (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof, upon the terms and conditions therein specified.

         Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Borrower.

         This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

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         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

                                       ARV Assisted Living, Inc., a Delaware
                                       corporation



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


For value received, [        ] ("       ")
hereby assigns, sells and conveys to
______________ all of its right, title
and interest in and to the Term Note of
______ dated as of ______, 2000,
payable to the order of ________ or its
assigns and transferees ______, ____       ________________________

                                           By:
                                               ---------------------------------
                                               Title:



                                       2
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                                                                      Schedule A
                                                                    to Term Note

                       LOANS AND REPAYMENTS OF TERM LOANS

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                Amount of Term     Amount of Principal of     Unpaid Principal Balance
   Date             Loans             Term Loans Repaid             of Term Loans           Notation Made By
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